                                EXHIBIT 10(a)(3)

Second Amendment to The O.M. Scott & Sons Company Excess Benefit Plan, effective as of January 1, 1999

                               SECOND AMENDMENT TO
                          THE O.M. SCOTT & SONS COMPANY
                               EXCESS BENEFIT PLAN


         WHEREAS, The Scotts Company (the "Company") sponsors The O.M. Scott & Sons Company Excess Benefit Plan (the "Excess Plan"); and

         WHEREAS, the Excess Plan provides benefits which cannot be provided under The Scotts Company Associates' Pension Plan (the "Pension Plan") due to the limits in Code Sections 415 and 417(a)(17); and

         WHEREAS, the Pension Plan was frozen effective as of December 31, 1997; and

         WHEREAS, the Company wants to amend the Excess Plan to clarify the effect of the repeal of Code Section 415(e) and to provide additional benefits to certain individuals; and

         NOW THEREFORE, effective as of January 1, 1999, the Excess Plan is amended as follows:

1. The definition of "Base Plan Limit" in Section 1 is amended by the addition of the following sentence:

         Code Section 415 shall be applied as if the limitations of Code Section 415(e), as in effect on December 31, 1999, continued to apply.

2.       Paragraph (b) of Section 3.1 is amended to provide:

         (b) Richard D. Bergum, Robert L. Hughes, and William F. O'Neil (or their Beneficiaries) shall each receive a benefit equal to:

                  (i) the amount that would have been payable to the individual (or his Beneficiary) under the Base Plan assuming the individual is credited with service to the date listed and without regard to the freeze of the Base Plan as of December 31, 1997; less

                  (ii)     the amount paid under the Base Plan.

                    NAME                      DATE              ASSOCIATE NUMBER          SOCIAL SECURITY NUMBER
                    ----                      ----              ----------------          ----------------------
                    Richard D. Bergum         12/31/98          Assoc. #                  SS #
                    Robert L. Hughes          11/30/99          Assoc. #                  SS #
                    William F. O'Neil         3/31/98           Assoc. #                  SS #

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 20 day of DECEMBER, 1999.


                           THE SCOTTS COMPANY



                           By:  /s/ Hadia Lefavre
                               -------------------------------------------------
                                Hadia Lefavre, Senior Vice President --
                                Global Human Resources





















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